COMMITMENTS AND CONTINGENCIES	12 Months Ended
Oct. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

7.           COMMITMENTS AND CONTINGENCIES

Patent Acquisition Obligations

As of October 31, 2015, we have incurred obligations due no later than November 2017 related to the acquisition of patents, which have a discounted present value of approximately $3,688,000, and which amount will be reduced by royalties paid during the period, if any.  The payment due in November 2017 is payable at the option of the Company in cash or common stock.  We recorded interest expense of approximately $452,000 and $386,000, respectively, for the  years ended October 31, 2015 and 2014, for the accretion of interest on patent acquisition obligations.

Leases

We lease approximately 3,000 square feet of office space in Los Angeles, California pursuant to a lease that expires March 30, 2016.  As of October 31, 2015, our non-cancelable operating lease commitments for the year ending October 31, 2016 was approximately $44,000.  Rent expense for the years ended October 31, 2015 and 2014, was approximately $100,000 and $109,000, respectively.

Litigation Matters

On December 29, 2014, we settled our lawsuit against AUO which had been filed on January 28, 2013. For a more detailed description of the settlement with AUO see Note 1, “Business and Funding - Description of Business - AUO Lawsuit and Settlement”.

Other than suits we bring to enforce our patent rights we are not a party to any material pending legal proceedings other than that which arise in the ordinary course of business.  We believe that any liability that may ultimately result from the resolution of these matters will not, individually or in the aggregate, have a material adverse effect on our financial position or results of operations.